UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

Callan JMB Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Flightline Drive Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2026, Callan JMB Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, in a private placement (the “Private Placement”), an aggregate of 1,363,639 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $1.10 per share, for aggregate gross proceeds of approximately $1.5 million, before deducting placement agent fees and other offering expenses. The Purchase Agreement permits the sale of up to an aggregate of $3,000,000 of Shares.

The Purchasers include Wayne Williams, the Company’s Chairman, President and Chief Executive Officer, who purchased 363,637 Shares for an aggregate purchase price of $400,000.70, and persons affiliated with Mr. Williams and other insiders of the Company, who purchased an aggregate of 1,000,002 Shares. The Private Placement was approved by the Company’s Board of Directors, with Mr. Williams having disclosed his interest in the transaction.

The closing of the Private Placement occurred on November 10, 2026. The Company intends to use the net proceeds derived from the Private Placement for strategic growth initiatives and for other corporate purposes.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchasers, and provides for indemnification of the Purchasers by the Company. The Shares are unregistered securities and will bear a restrictive legend.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties.

Alexander Capital, L.P. (the “Placement Agent”) acted as exclusive placement agent for the Private Placement on a reasonable best efforts basis pursuant to a Placement Agency Agreement, dated November 10, 2026, between the Company and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company paid the Placement Agent a cash fee equal to 6.0% of the aggregate gross proceeds of the Private Placement, reimbursed the Placement Agent for certain expenses up to $35,000, and issued to the Placement Agent, or its designees, warrants (the “Placement Agent Warrants”) to purchase up to 54,546 shares of Common Stock (the “Warrant Shares”), representing 4.0% of the Shares sold in the Private Placement, at an exercise price of $1.10 per share. The Placement Agent Warrants are exercisable immediately and expires five years from the commencement of sales in the Private Placement. The Placement Agency Agreement contains customary representations, warranties, indemnification and contribution obligations.

The foregoing descriptions of the Purchase Agreement, the Placement Agency Agreement and the Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Placement Agency Agreement and the form of Placement Agent Warrant, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares and the Placement Agent Warrant (and the Warrant Shares) are being offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, based in part on representations that each Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D and is acquiring the securities for investment purposes. No general solicitation was used in connection with the offer or sale of such securities. Such securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01 Other Events.

On November 12, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contain certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or intention to update these forward-looking statements contained in this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
4.1	Form of Placement Agent Warrant
10.1	Securities Purchase Agreement, dated as of November 10, 2026, by and between Callan JMB Inc. and the purchasers named therein*
10.2	Placement Agency Agreement, dated November 10, 2026, by and between Callan JMB Inc. and Alexander Capital, L.P.
99.1	Press Release dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain personal information of the Purchasers has been omitted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2026	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer